Exhibit 99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements give effect to the merger of As Seen On TV, Inc. ("ASTV" or the "Company") and Infusion Brands, Inc. ("Infusion") completed on April 2, 2014. Under the terms of the definitive merger agreement, the Company issued 452,960,490 shares of its common stock to Infusion Brands International, Inc., parent of Infusion, in exchange for all of the shares of Infusion. Following the transaction, Infusion Brands International, Inc. ("IBI") became an 85.2% owner of the Company's outstanding common shares and 75% owner of the Company's common shares on a fully diluted basis. The merger agreement further provided IBI with the right to appoint a majority of the Company's Board of Directors. Accordingly, the transaction was accounted for as a reverse acquisition under the provisions of ASC 805-40 Business Combinations – Reverse Acquisitions with Infusion becoming the acquirer for accounting purposes and the Company becoming the accounting acquiree.

In addition, this Current Report on Form 8-K/A reflects the accounting recognition of the Amended and Restated RFL Enterprises and Infusion Agreement ("Participation Agreement") dated March 6, 2014. Under the provisions of the Participation Agreement, RFL Enterprises LLC, Ronco Funding, LLC and IBI agreed the acquisition of all rights with respect to secured debts held by creditors of Ronco Holdings, Inc. ("Ronco Holdings") would be transferred to IBI, subject to an initial payment of $2,000,000 and a final payment of $2,350,000 within one year. The initial payment was made in March 2014 and on April 2, 2014, concurrent with the execution of the merger agreement, Infusion assumed all assets and obligations of IBI, including all rights held by IBI under the Participation Agreement. These rights included the ability to designate a majority of the members of Ronco Holdings board of directors, effective with the initial payment of $2,000,000. Accordingly, while Infusion does not hold an equity position, Ronco Holdings was deemed a Variable Interest Entity under the provisions of ASC 810 – Consolidation with Infusion being the primary beneficiary.

There are two sets of pro forma financial statements included to reflect multiple transactions. Pro forma 1 reflects the reverse acquisition of Infusion by the Company. Pro forma 2 reflects the contribution and assumption of certain assets and liabilities of IBI by Infusion and the initial consolidation of Ronco by Infusion. The pro forma balances from Pro Form 2 are carried forward to Pro Forma 1 to the Infusion Historical column.

Pro forma 1 includes the unaudited pro forma condensed consolidated balance sheet which presents our financial position as of March 31, 2014, assuming that the reverse acquisition of Infusion by the Company had occurred on March 31, 2014. The pro forma includes the balance sheet of the Company as of March 31, 2014 and the balance sheet of Infusion as of December 31, 2013. Also included is the unaudited pro forma condensed consolidated statement of operations which includes the results of operations for the year ended March 31, 2014 of the Company and for the year ended December 31, 2013 of Infusion as if the acquisition had occurred on April 1, 2013.

Pro forma 2 includes the balance sheets of Infusion and Ronco as of December 31, 2013 as if the contribution and assumption and the initial consolidation had occurred on December 31, 2013. It also includes the unaudited pro forma consolidated statements of operations of Infusion and Ronco for the year ended December 31, 2013 as if the contribution and assumption and the initial consolidation had occurred on January 1, 2013.

The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company, which are included in the Annual Report on Form 10-K for the year ended March 31, 2014. The unaudited pro forma condensed financial statements for Infusion and Ronco Holdings should be read in conjunction with the historical financial statements and accompanying notes which are included in Exhibits 99.1 and 99.2 of the Current Report on Form 8-K/A.

Both unaudited pro forma condensed financial statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have resulted had the acquisitions described above been consummated at the pro forma dates described. These results are not necessarily indicative of the results of operations which may be realized in the future. The effective consideration paid in both acquisitions was based on the best estimates of estimated fair values available at the time. The allocations made and fair values assigned are subject to additional studies not yet completed and may be subject to significant change.

Pro Forma 1

As Seen On TV, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2014

	ASTV Historical	Infusion Pro Forma	Pro Forma Adjustments		Ref.	Pro Forma
Assets
Cash and cash equivalents	$5,400	$324,987		$(304,943)	(3)	$25,444
Accounts receivable, net	93,801	2,771,546				2,865,347
Inventories		1,888,843				1,888,843
Note receivable		711,220				711,220
Interest receivable		259,584				259,584
Note receivable on asset sale - current	225,000					225,000
Due from related party		278,574				278,574
Prepaid expenses and other current assets	271,804	460,595				732,399
Total current assets	596,005	6,695,349		(304,943)		6,986,411

Restricted cash - non current	83,267					83,267
Note receivable on asset sale - non current	675,000					675,000
Property and equipment, net	43,798	254,764				298,562
Goodwill		15,160,902		234,300	(1)	15,395,202
Intangible assets, net	4,388,072	3,700,000		3,561,828	(1)	11,649,900
Deposits	2,185	5,392				7,577
Total assets	$5,788,327	$25,816,407		$3,491,185		$35,095,919

Liabilities and Stockholders' Equity
Accounts payable	$566,769	$4,566,472	$			$5,133,241
Deferred revenue	38,769					38,769
Accrued registration rights penalty	156,000					156,000
Accrued expenses and other current liabilities	204,797	3,102,270				3,307,067
Accounts receivable financing arrangement		473,960				473,960
Deferred revenue		37,030				37,030
Notes payable - related party	450,000			(450,000)	(2)	—
Accrued interest - related party	9,237			(9,237)	(2)	—
Notes payable - current portion	246,001	12,165,040				21,411,041
Other current liabilities		2,000				2,000
Warrant liability	929,761					929,761
Current liabilities of discontinued operations	904,788					904,788
Total current liabilities	3,506,122	29,286,772		(459,237)		32,393,657

Notes payable - non current	80,957					80,957
Long-term notes payable - related party		4,884,776				4,884,776
Redeemable preferred stock		2,700,000				2,700,000

Stockholders' equity (deficit)	2,201,248	(11,090,141)		3,950,422	(3)	(4,938,471)
Noncontrolling interest	—	(25,000)		—		(25,000)
Total stockholders' equity	2,201,248	(11,115,141)		3,950,422		(4,963,471)
Total liabilities and stockholders' equity	$5,788,327	$25,816,407		$3,491,185		$35,095,919

Pro Forma 1

As Seen On TV, Inc.
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended March 31, 2014

	ASTV Historical	Infusion Pro forma	Pro Forma Adjustments	Ref.	Pro Forma

Total revenues	$1,985,595	$23,583,154			$25,568,749
Cost of revenues	1,341,529	18,701,219			20,042,748
Gross profit	644,066	4,881,935			5,526,001

Operating expenses:
Selling and marketing expenses	68,801	2,692,923			2,761,724
General and administrative expenses	5,335,091	6,815,780	(317,100)	(4)	11,833,771
Impairment of intangible assets including goodwill		1,844,894			1,844,894
	5,403,892	11,353,597	(317,100)		16,440,389
Loss from operations	(4,759,826)	(6,471,662)	317,100		(10,914,388)

Other (income) expenses:
Warrant revaluation	(10,759,545)				(10,759,545)
Other income	(23,530)	(14,642)			(38,172)
Interest expense	13,819	1,308,897			1,322,716
Interest expense - related party	13,155		(9,237)	(4)	3,918
	(10,756,101)	1,294,255	(9,237)		(9,471,083)

Income from (loss) from continuing operations before income taxes	5,996,275	(7,765,917)	326,337		(1,443,305)
Provision for income taxes	—	—	—		—
Net income (loss)	5,996,275	(7,765,917)	326,337		(1,443,305)
Net loss attributable to noncontrolling interest		(3,769,864)			(3,769,864)
Net loss attributable to As Seen On TV, Inc.	$5,996,275	$(3,996,053)	$326,337		$2,326,559

Earnings per share basic and diluted:
Basic
Income to ASTV stockholders	$0.08				$0.00

Diluted
Income to ASTV stockholders	$0.08				$0.00

Weighted-average number of common shares outstanding - basic and diluted
Basic	71,604,248			(A)	524,564,738
Diluted	72,699,243			(A)	525,659,733

Pro Forma 1

Overview

Effective April 2, 2014, As Seen On TV, Inc. (the "Company" or "ASTV") completed an Agreement and Plan of Merger with Infusion Brands International, Inc., a Nevada corporation ("IBI"), Infusion Brands, Inc. ("Infusion"), a Nevada corporation and a wholly owned subsidiary of IBI, and ASTV Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, the Company issued to IBI 452,960,490 shares of its common stock in exchange for all of the outstanding shares of Infusion Brands, Inc. common stock. As a result, IBI became an 85.2% owner of the Company's outstanding common shares and 75% owner of the Company's common shares on a fully diluted basis. The Merger Agreement further provided that IBI had the right to appoint a majority of the Board of Directors. Accordingly, the transaction was accounted for as a reverse acquisition with Infusion Brands, Inc. ("Infusion") becoming the acquirer for accounting purposes and the Company becoming the accounting acquiree.

The consideration transferred to ASTV is determined based on the amount of shares that Infusion would have to issue to ASTV shareholders in order to provide the same ownership ratios as previously disclosed. The fair value of the consideration effectively transferred by Infusion should be based on the most reliable measure. In this case, the market price of ASTV shares provide a more reliable basis for measuring the consideration effectively transferred than the estimated fair value of the shares of Infusion. The fair value of ASTV common stock is based on the closing stock price on April 2, 2014 of $0.09 per share, which is the closing stock price on the day of the effective date of the Merger Agreement. The Company expects that the allocation will be finalized within twelve months after the merger.

The Merger Agreement provided for merger consideration of the 452,960,490 shares of common stock as well as the Company assuming all obligations of Infusion and all agreements relating to their indebtedness.

The estimate of the consideration paid by the Company in the transaction is as follows:

Fair Value of the ASTV common shares	(A)	$6,456,713
Less:
Reduction in note payable to IBI	(B)	(450,000)
Interest accrued on IBI note payable	(C)	(9,237)
Consideration effectively transferred		$5,997,476

(A)

Based on 71,741,250 common shares with a fair value of $0.09 per share, the closing price of As Seen On TV, Inc. common shares on April 2, 2014, the transaction closing date.

(B)

Represents a series of notes issued by the Company to IBI between December 23, 2013 and March 14, 2014 used for general working capital purposes. In the event the merger transaction was not completed by June 30, 2014, all principal and related accrued interest became payable, which was forgiven when the transaction closed.

(C)

Accrued interest related to the IBI notes, accrued at 12% per annum.

Goodwill (ASC805-40-55-13)

Consideration effectively transferred	$5,997,476
Net recognized values of ASTV's tangible assets and liabilities assumed:
Current assets	596,005
Non current assets (exclusive of goodwill and intangibles)	804,250
Total assets	1,400,255
Current liabilities	(3,506,122)
Non current liabilities	(80,957)
Total net liabilities assumed	$(2,186,824)

Consideration effectively transferred	$5,997,476
Adjusted net liabilities assumed	2,186,824
Excess	$8,184,300

Estimated fair value of identifiable intangibles	$7,950,000
Estimated fair value of goodwill	234,300
$8,184,300

Pro Forma 1

As the merger transaction is being accorded reverse acquisition accounting, the purchase price will be allocated to the tangible and intangible assets and liabilities of the Company based on the estimated fair value of assets acquired and liabilities assumed. The significant intangible assets likely to be recognized include the Company's URL's, customer relationships and trademarks. The estimated fair value of these assets will be amortized over their useful lives, utilizing the straight-line method. The following allocation of the aggregate fair value is preliminary and subject to adjustment.

(1)  Pro forma adjustments to assets (unaudited):

	Goodwill	Intangibles
Estimated fair value of goodwill	$234,300	$—
Eliminate historical intangibles, other than goodwill		(4,549,172)
Eliminate historical accumulated amortization of intangibles		161,000
Estimated fair value of intangibles, other than goodwill		7,950,000
	$234,300	$3,561,828

(2)  Pro forma adjustments to liabilities (unaudited):

	Note Payable - Interest Payable
	Related Party	Related Party	Total
Eliminated note payable due to IBI	$(450,000)	$—	$(450,000)
Eliminated interest payable on IBI note payable		(9,237)	(9,237)
	$(450,000)	$(9,237)	$(459,237)

(3)  Pro forma adjustments to equity:

	Common Stock	Additional Paid in Capital	Accumulated Deficit	Stockholders' Equity
Eliminated Company's stockholders’ equity	$7,274	$(25,095,345)	$22,901,271	$(2,201,348)
Fair value of consideration shares issued	38,122	6,418,591	—	6,456,713
Merger related professional fees	—	—	(304,943)	(304,943)
	$30,848	$(18,676,754)	$22,596,328	$3,950,422

(4)  Pro forma adjustments to statement of operations:

	General and Administrative	Interest Related Party
Eliminate historical amortization of intangibles	$(947,100)	$—
Amortization on fair valued intangibles	630,000	—
Eliminate historical interest on IBI note payable	—	(9,237)
	$(317,100)	$(9,237)

Pro Forma 2

As Seen On TV, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2013

	Infusion	Pro Forma
	Brands	Capitalization		Ronco	Pro Forma
	Historical	Adjustments	Ref.	Historical	Adjustments	Ref.	Pro Forma
Assets
Cash	$91,397	$31,161	(1)	$202,429	$—		$324,987
Accounts receivable, net	1,127,058	—		1,644,488	—		2,771,546
Note receivable	—	711,220	(1)	—	—		711,220
Interest receivable	—	259,584	(1)	—	—		259,584
Inventories	879,178	—		1,009,665	—		1,888,843
Due from related party		—		278,574	—		278,574
Prepaid expenses and other current	96,826	—		363,769	—		460,595
Total current assets	2,194,459	1,001,965		3,498,925	—		6,695,349

Property and equipment, net	100,732	6,660	(1)	147,372	—		254,764
Goodwill	—	—		983,304	14,177,598	(2)	15,160,902
Intangible assets, net	—	—		2,735,854	964,146	(2)	3,700,000
Deposits	—	5,392		—	—		5,392
Total assets	$2,295,191	$1,014,017		$7,365,455	$15,141,744		$25,816,407

Liabilities and Stockholders' Deficit
Accounts payable	$2,193,664	—		$2,372,808	—		$4,566,472
Accrued expenses	657,695	—		2,384,575	60,000	(5)	3,102,270
Accounts receivable financing arrangement	473,960	—		—	—		473,960
Deferred revenue	37,030	—		—	—		37,030
Notes payable	—	11,000,000	(1)	10,165,040	—		21,165,040
Other current liabilities	2,000	—		—	—		2,000
Due to Parent	20,138,733	(20,138,733)	(1)	—	—		—
Total current liabilities	23,503,082	(9,138,733)		14,922,423	60,000		29,346,772

Long-term debt - related party	—	—		4,884,776	—		4,884,776

Redeemable preferred stock	—	—		2,700,000	—		2,700,000

Stockholders' Deficit
Common stock	—	—		2,000	(2,000)	(3)	—
Additional paid in capital	6,483,739	10,152,750	(1)	—	—		16,636,489
Accumulated deficit	(27,691,630)	—		—	(35,000)	(5)	(27,726,630)
Total Infusion stockholders' deficit	(21,207,891)	10,152,750		2,000	(37,000)		(11,090,141)
Noncontrolling interest				(15,143,744)	15,118,744	(2)(3)	(25,000)
Total stockholders' deficit	(21,207,891)	10,152,750		(15,141,744)	15,081,744	(5)	(11,115,141)

Total liabilities and stockholders' deficit	$2,295,191	$1,014,017		$7,365,455	$15,141,744		$25,816,407

Pro Forma 2

As Seen On TV, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013

	Infusion Brands Historical	Pro Forma Capitalization Adjustments	Ref.	Ronco Historical	Pro Forma Adjustments	Ref.	Pro Forma

Total revenues	$14,731,837			$8,851,317			$23,583,154
Cost of revenues	11,257,676			7,443,543			18,701,219
Gross profit	3,474,161			1,407,774			4,881,935

Operating expenses:
Selling and marketing expenses	2,174,375			518,548			2,692,923
General and administrative expenses	4,979,688			1,796,437	39,655	(4)	6,815,780
Impairment of intangible assets, including goodwill				1,844,894			1,844,894
	7,154,063			4,159,879	39,655		11,353,597
Loss from operations	(3,679,902)			(2,752,105)	(39,655)		(6,471,662)

Other (income) expenses:
Other income	(14,642)						(14,642)
Interest expense	330,793			978,104			1,308,897
	316,151			978,104			1,294,255
Loss before income taxes	(3,996,053)			(3,730,209)	(39,655)		(7,765,917)
Provision for income taxes	—			—	—		—
Net loss	(3,996,053)			(3,730,209)	(39,655)		(7,765,917)
Net loss attributable to noncontrolling interest				(3,730,209)	(39,655)	(4)	(3,769,864)
Net loss attributable to Infusion Brands, Inc.	$(3,996,053)			$—	$—		$(3,996,053)

Pro Forma 2

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(A) Contribution and Assumption Agreement

On March 31, 2014, Infusion Brands International, Inc. ("IBI") and Infusion Brands, Inc. ("Infusion") entered into a contribution and assumption agreement whereby IBI transferred to Infusion, as a contribution to capital, all right, title and interest in certain properties, assets and other rights. As part of this agreement, Infusion assumed all the liabilities and obligations relating to the assets transferred and the parties further agreed that all amounts owed to IBI by Infusion were extinguished as a capital contribution.

As the contribution and assignment agreement was implemented as a part of a reorganization directly associated with the As Seen on TV, Inc. and Infusion merger transaction, the transaction was reflected on a pro forma basis at December 31, 2013.

(1) A pro forma (unaudited) summary of the contribution and assumption agreement transaction as if it had occurred on December 31, 2013, is as follows:

Cash	$31,161
Note receivable	711,220
Interest receivable	259,584
Property and equipment, net	6,660
Deposits	5,392
Total IBI assets contributed to Infusion	1,014,017

Notes payable	(11,000,000)
Total liabilities assumed	(11,000,000)
Net liabilities assumed by Infusion	(9,985,983)
Forgiveness of debt	20,138,733
Contribution to capital	$10,152,750

Of liabilities assumed, $11,000,000 represents Senior Secured Debenture dated March 6, 2014 issued to Vicis Capital Master Fund, majority shareholder of IBI.

(B) Debt participation agreement

On March 6, 2014, Ronco Holdings, Inc.'s ("Ronco") secured debt lender entered into an agreement with various affiliated entities whereby Ronco's secured debt may be purchased by Infusion for $4,350,000 through a series of participations to occur prior to March 6, 2015. The transfer of these rights is subject to an initial payment of $2,000,000 with a final payment of $2,350,000 due within one year of the initial payment. The initial payment was made on April 2, 2014, concurrent with the execution of the merger agreement between Infusion and As Seen on TV, Inc.

Infusion also holds the rights to designate the majority of the board of directors of Ronco. Due to the ownership and rights to the Ronco secured debt and control over the Ronco's board of directors, Ronco was deemed to be a Variable Interest Entity under the provisions of ASC - 810, Consolidations, with Infusion being the primary beneficiary. Infusion's initial consolidation of Ronco is accounted for as a Business Combination under ASC 805, which requires that the assets and liabilities be recorded at fair value.

The following pro forma adjustments reflect Ronco's status as a Variable Interest Entity at December 31, 2013

Pro Forma 2

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(Continued)

Consideration effectively Transferred:

Ronco's assets and liabilities at December 31, 2013 at fair value (preliminary)

Amount
Current assets	$3,498,925
Non current assets (not including goodwill)	3,847,372
Total assets	7,346,297
Liabilities assumed (including redeemable preferred stock)	(22,507,199)
Total net liabilities assumed	$(15,160,902)

Goodwill:
Consideration transferred	$—
Adjusted net liabilities assumed	15,160,902
Goodwill	$15,160,902

(2) Pro forma adjustments to record the initial consolidation of Ronco at fair value including recording of goodwill (unaudited):

			Non-Controlling
	Goodwill	Intangibles	Interest
Eliminate historical intangibles, other than goodwill	$—	$(3,189,818)	$3,189,818
Eliminate historical accumulated amortization of intangibles		453,964	(453,964)
Eliminated historical goodwill balance	(983,304)		983,304
Estimated fair value of intangibles, other than goodwill		3,700,000	(3,700,000)
Estimated fair value of goodwill	15,160,902		(15,160,902)
	$14,177,598	$964,146	$(15,141,744)

(3) Pro forma adjustments to liabilities and stockholders’ deficit:

	Common Stock	Non-Controlling Interest
Eliminated Ronco's stockholders' equity	$(2,000)	$2,000

(4) Pro forma adjustments to statement of operations:

	Infusion Brands	Ronco	Total
Eliminate historical amortization of intangibles	$—	$(160,345)	$(160,345)
Amortization on fair valued intangibles		200,000	200,000

Adjustment to general and administrative expenses	$—	$39,655	$39,655

(5) Pro forma adjustments to liabilities and stockholders’ deficit

	Infusion Brands	Ronco	Total

Merger related fees	$35,000	$25,000	$60,000